Listing Report:Supplement No. 286 dated Jul 15, 2010 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
We have filed a registration statement on Form S-1 with the SEC in connection with this offering. In addition, we are required to file annual, quarterly and current reports and other information with the SEC. You may read and copy the registration statement and any other documents we have filed at the SEC's Public Reference Room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. Our SEC filings are also available to the public at the SEC's Internet site at http://www.sec.gov.

The prospectus is part of the registration statement and does not contain all of the information included in the registration statement and the exhibits, schedules and amendments to the registration statement. Some items are omitted in accordance with the rules and regulations of the SEC. For further information with respect to us and the Notes, we refer you to the registration statement and to the exhibits and schedules to the registration statement filed as part of the registration statement. Whenever a reference is made in the prospectus to any of our contracts or other documents, the reference may not be complete and, for a copy of the contract or document, you should refer to the exhibits that are a part of the registration statement.

We "incorporate" into the prospectus information we filed with the SEC in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009. This means that we disclose important information to you by referring to our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, which is available on our website, www.prosper.com.

The information incorporated by reference is considered to be part of the prospectus. Information contained in the prospectus automatically updates and supersedes previously filed information.

You may request a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, which will be provided to you at no cost, by writing, telephoning or emailing us. Requests should be directed to Customer Support, 111 Sutter St, 22nd Floor, San Francisco, CA 94104; telephone number (415) 593-5400; or emailed to support@prosper.com. In addition, our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 is available on our website, www.prosper.com.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 416875
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,100.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.30%	Starting borrower rate/APR:	8.30% / 8.64%	Starting monthly payment:	$223.47

Auction yield range:	2.93% - 7.30%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-2001	Debt/Income ratio:	16%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 3	Length of status:	6y 11m
Credit score:	820-839 (Jul-2010)	Total credit lines:	13	Occupation:	Tradesman - Carpent...
Now delinquent:	0	Revolving credit balance:	$5,886	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	19%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	bonFire8	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	13 ( 100% )	820-839 (Latest)
Principal borrowed:	$8,000.00	< 31 days late:	0 ( 0% )	720-739 (Oct-2008) 720-739 (Apr-2008) 740-759 (Sep-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	13
Description
2 flat needs new fire escape
Purpose of loan:
My porch/fire escape? needs to be rebuilt.? I am looking for a better rate than my credit card which is currently 7.99%

My financial situation:
I have a good union job and a great smile!

Monthly net income: $ 4000

Monthly expenses: $
??Housing: $ 1100
??Insurance: $
??Car expenses: $ 550
??Utilities: $ Included in housing.
??Phone, cable, internet: $ 200
??Food, : $ 350
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 300
??Other expenses: $ 200
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Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461583
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,250.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$192.25

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1990	Debt/Income ratio:	27%
Basic (1-10):	1	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	6 / 5	Length of status:	4y 3m
Credit score:	600-619 (Jul-2010)	Total credit lines:	13	Occupation:	Sales - Retail
Now delinquent:	1	Revolving credit balance:	$1,246	Stated income:	$25,000-$49,999
Amount delinquent:	$60	Bankcard utilization:	100%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	nateag	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	30 ( 86% )	600-619 (Latest)
Principal borrowed:	$1,400.00	< 31 days late:	5 ( 14% )	600-619 (May-2010) 520-539 (Jan-2008) 520-539 (Jul-2007)
Principal balance:	$150.59	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
My loan for debt consolidation
Purpose of loan:
This loan will be used to? Consolidate Credit.

My financial situation:
I am a good candidate for this loan because?This will be my second Prosper Loan. One Payment left for the first.

Monthly net income: $ 2600

Monthly expenses: $
??Housing: $336
??Insurance: $225
??Car expenses: $60
??Utilities: $200
??Phone, cable, internet: $80
??Food, entertainment: $90
??Clothing, household expenses $100
??Credit cards and other loans: $250
??Other expenses: $80
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465093
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	33.30%	Starting borrower rate/APR:	34.30% / 36.74%	Starting monthly payment:	$313.89

Auction yield range:	13.93% - 33.30%	Estimated loss impact:	15.54%
Lender servicing fee:	1.00%	Estimated return:	17.76%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-2005	Debt/Income ratio:	25%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	8 / 6	Length of status:	2y 9m
Credit score:	640-659 (Jul-2010)	Total credit lines:	11	Occupation:	Tradesman - Electri...
Now delinquent:	0	Revolving credit balance:	$2,969	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	84%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	formyfuture20	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	32 ( 100% )	640-659 (Latest)
Principal borrowed:	$7,000.00	< 31 days late:	0 ( 0% )	620-639 (Oct-2007) 600-619 (Sep-2007)
Principal balance:	$1,076.26	31+ days late:	0 ( 0% )
Total payments billed:	32
Description
1 easy payment
Purpose of loan:
This loan will be used to? Get my car fixed, as well as to pay off 2 credit cards

My financial situation:
I am a good candidate for this loan because?
I have been a Prosper client for almost 3 years in good standing, My income is enough to make the payments
Monthly net income: $ 2800.00

Monthly expenses: $
??Housing: $ 475.00
??Insurance: $ 200.00
??Car expenses: $ 480.00
??Utilities: $ 100.00
??Phone, cable, internet: $ 80.00
??Food, entertainment: $?200.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 100.00
??Other expenses: $
50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466205
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.25%	Starting borrower rate/APR:	26.25% / 28.84%	Starting monthly payment:	$60.64

Auction yield range:	10.93% - 25.25%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1995	Debt/Income ratio:	18%
Basic (1-10):	7	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	7 / 6	Length of status:	12y 10m
Credit score:	660-679 (Jul-2010)	Total credit lines:	17	Occupation:	Police Officer/Corr...
Now delinquent:	0	Revolving credit balance:	$5,346	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	85%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	6
Screen name:	payment-pagoda	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Auto Repair
Purpose of loan:
This loan will be used to rebuild the engine in my?vehicle.?

My financial situation:
I am a good candidate for this loan because I have a good credit score and a low debt to credit and debt to income ratio.

Monthly net income: $ 2800

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 75
??Car expenses: $ 447
??Utilities: $ 150
??Phone, cable, internet: $ 100
??Food, entertainment: $?200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 120
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466499
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.33%	Starting borrower rate/APR:	27.33% / 29.67%	Starting monthly payment:	$328.02

Auction yield range:	10.93% - 26.33%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1995	Debt/Income ratio:	27%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	5 / 4	Length of status:	14y 1m
Credit score:	720-739 (Jul-2010)	Total credit lines:	20	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$8,280	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	75%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	1
Screen name:	green-prudent-order	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
European Vacation
Purpose of loan:
This loan will be used to? Travel through out Europe

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 4000

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466505
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.25%	Starting borrower rate/APR:	26.25% / 28.57%	Starting monthly payment:	$121.27

Auction yield range:	10.93% - 25.25%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-2003	Debt/Income ratio:	12%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	3 / 3	Length of status:	0y 6m
Credit score:	640-659 (Jul-2010)	Total credit lines:	3	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$1,850	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	88%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	fabulous-nickel	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Emergency fund
Purpose of loan:
This loan will be used to pay overdue invoices and emergency needs

My financial situation:
I am a good candidate for this loan because I plan to pay off all my debt in 2 years

Monthly net income: $ 3,000

Monthly expenses: $ 1,560
??Housing: $ 0
??Insurance: $ 230
??Car expenses: $ 100
??Utilities: $ 300
??Phone, cable, internet: $ 130
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466517
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	22.25%	Starting borrower rate/APR:	23.25% / 25.53%	Starting monthly payment:	$116.52

Auction yield range:	10.93% - 22.25%	Estimated loss impact:	10.54%
Lender servicing fee:	1.00%	Estimated return:	11.71%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1998	Debt/Income ratio:	24%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	6 / 5	Length of status:	3y 8m
Credit score:	680-699 (Jul-2010)	Total credit lines:	16	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$1,539	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	53%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	joyous-dough	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
A small loan to pay off small debt
Purpose of loan:
I have paid down my credit card debt exponentially, but would like a personal loan to finish paying them off for good!

My financial situation:
I am a good candidate for this loan because I wholeheartedly believe in paying my debts.? Additionally, I have an online business that brings in extra income.? So, not only do I have a set salary, but I also have extra income coming in weekly.

Thanks!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466523
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$198.80

Auction yield range:	16.93% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1999	Debt/Income ratio:	62%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Part-time employee
Enhanced (1-5):	3	Current / open credit lines:	4 / 4	Length of status:	4y 5m
Credit score:	640-659 (Jul-2010)	Total credit lines:	8	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$9,846	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	100%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	jap20	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	28 ( 100% )	640-659 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	0 ( 0% )	620-639 (Feb-2008)
Principal balance:	$1,321.26	31+ days late:	0 ( 0% )
Total payments billed:	28
Description
Need to have my Teeth fix
Purpose of loan:
This loan will be used to?I need to get my Teeth fix and pay first prosper balance off?

My financial situation:
I am a good candidate for this loan because? I was never late on my first prosper loan, my husband handles all household expenses I only have my credit card payments and personal needs.? Please I need a partial to eat.
Monthly net income: $ 1275

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 00
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 00
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 350.00
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466529
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2000	Debt/Income ratio:	4%
Basic (1-10):	4	Inquiries last 6m:	8	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	2 / 2	Length of status:	2y 0m
Credit score:	680-699 (Jul-2010)	Total credit lines:	8	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$7,700	Stated income:	$50,000-$74,999
Amount delinquent:	$4,039	Bankcard utilization:	45%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	3
Screen name:	stylish-integrity4	Borrower's state:	California	Borrower's group:	FUTURE FINANCIAL FREEDOM 1
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
4xRelist Honest Mother Auto Repair
Purpose of loan:

****** FYI *******This is my 4th time listing. I was an E Prosper rating but due to my inquires I have dropped down to an HR. I had my loan fully funded however it got cancelled because I added my new bank account. I am an honest Borrower. I will pay my debts. Let me prove myself NOT the HR Prosper Rating. Thanks.

This loan will be used to repair my truck and to get current?on my deliquent credit card account.

I believe I am a great canidate for this loan because?I have a secure full-time occupation. I am a supervisor and a Child Devlopment Center. I have been working there for almost 2 years. I know that?in seven years I have been late on 3 accounts but Otherwise I do pay my debts and on time. I have learned from my mistakes and can prove that I am worth investing in. Thank you for your consideration. If you have any questions I will gladly answer.

Monthly expenses:
??Housing: $ 1200????
??Insurance: $ 100
??Utilities: $ 220
??Phone, cable, internet: $ 120
??Food $?200
??Credit cards : $ 400
??Gas: $ 80
Total Monthly Expences: $2320
..
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466535
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	11.99%	Starting borrower rate/APR:	12.99% / 15.13%	Starting monthly payment:	$67.38

Auction yield range:	7.93% - 11.99%	Estimated loss impact:	6.76%
Lender servicing fee:	1.00%	Estimated return:	5.23%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2003	Debt/Income ratio:	18%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 6	Length of status:	3y 2m
Credit score:	660-679 (Jul-2010)	Total credit lines:	11	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$6,357	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	63%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	dojo810	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Lower Rate than Credit Card
I would like to use this loan to pay off my high interest credit card balance. I established a higher balance than I'd like 4 years ago when I was in college. I didn't get a student loan one summer and resorted to my credit cards for a lot of my living expense/daily purchases.

I have recently made changes in my lifestyle to allow me to pay off my debt (including getting a roommate), but I would be able to pay it off faster if I had a lower interest rate, which is why I am considering consolidation. The interest rates on the cards that I have currently are so high, and I would feel better paying interest to actual people than another credit card company.

My credit report reflects that I make timely payments, and I have a very stable job as a graphic designer with a consistent income.

Once my debt is payed off I hope to start saving more regularly in an emergency fund, as well as savings for other future needs (house, wedding, etc).

Here is an example of my monthly budget:

Income: $2250
Rent: $400
Cell Phone / Utilites: $200
Groceries / Food: $400
Gasoline: $70
Car Payment: $330
Student Loans: $250
Credit Card 1: $200
Credit Card 2: $150 (would be replaced with loan)
Total Budgeted Expenses: $2000

Thank you for your consideration. Please email me with any questions.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466541
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,900.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	12.85%	Starting borrower rate/APR:	13.85% / 16.01%	Starting monthly payment:	$98.90

Auction yield range:	5.93% - 12.85%	Estimated loss impact:	5.21%
Lender servicing fee:	1.00%	Estimated return:	7.64%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-2002	Debt/Income ratio:	25%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Part-time employee
Enhanced (1-5):	4	Current / open credit lines:	5 / 5	Length of status:	0y 11m
Credit score:	740-759 (Jul-2010)	Total credit lines:	14	Occupation:	Nurse's Aide
Now delinquent:	0	Revolving credit balance:	$5,387	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	53%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	dollar-opera	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buy new furniture
Purpose of loan:
help pay bills and buy furniture?

My financial situation:
I am a good candidate for this loan because I take responsibility in paying my bills back ontime

Monthly net income: $ 1100

Monthly expenses: $
??Housing: $ 255
??Insurance: $ 85
??Car expenses: $ 0
??Utilities: $ 90
??Phone, cable, internet: $ 65
??Food, entertainment: $ 200????
??Clothing, household expenses $ 100????
??Credit cards and other loans: $?140
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466547
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.30%	Starting borrower rate/APR:	9.30% / 9.64%	Starting monthly payment:	$255.52

Auction yield range:	2.93% - 8.30%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1993	Debt/Income ratio:	32%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 8	Length of status:	3y 2m
Credit score:	800-819 (Jul-2010)	Total credit lines:	17	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$2,290	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	19%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	listing-cymbal	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off a Furnace
Purpose of loan:
This loan will be used to pay off the new furnance that my wife and I needed to purchase last winter from Sears.? After?a year of no interests no payments, before the penalties kicked in, we moved the amount to my wife's credit card where it received 0% interest for six months.? We have reached the end of the six month?grace period and rather than let it linger on this?high interest card, the prospect of having it paid off in three years?at a lower?interest rate is much more appealing.??

My financial situation:
I am a good candidate for this loan because we've both worked hard over the last five years to raise our credit scores from the dumps to where mine is 'excellent' and my wife's is 'good'.?

On a side note, we work hard, pay our bills on times and in return received a notice that?our credit card interest rate shot up 6%!? After a referral on the benefits of this webiste, I am happy to know that places like this exist as an alternative to the major credit card companies!? I'm going to tell all my friends!

*? I had to relist, so you might have seen our withdrawn listing previously.? Thanks in advance for helping out our family pay off some debt and get ahead!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466553
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$542.83

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	2	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	1	Current / open credit lines:	10 / 9	Length of status:	7y 6m
Credit score:	680-699 (Jul-2010)	Total credit lines:	15	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$206,664	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	99%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	bid-tower8	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement
Purpose of loan:? Home renovation/improvement
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? I have substantial income and good credit

Monthly net income: $ 14,000

Monthly expenses: $
??Housing: $ 2000
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 300
??Phone, cable, internet: $ 200
??Food, entertainment: $ 800
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1000
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466565
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,650.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.48%	Starting monthly payment:	$74.64

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1988	Debt/Income ratio:	15%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	3 / 3	Length of status:	7y 5m
Credit score:	640-659 (Jul-2010)	Total credit lines:	16	Occupation:	Other
Now delinquent:	2	Revolving credit balance:	$6,379	Stated income:	$25,000-$49,999
Amount delinquent:	$3,923	Bankcard utilization:	98%
Public records last 12m / 10y:	1/ 1	Homeownership:	No
Delinquencies in last 7y:	10
Screen name:	tremendous-nickel8	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Card
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466571
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1987	Debt/Income ratio:	40%
Basic (1-10):	3	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	6 / 6	Length of status:	11y 8m
Credit score:	640-659 (Jul-2010)	Total credit lines:	19	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$14,911	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	camaraderi-igniter	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Looking to Consolidate Debt
Purpose of loan:
This loan will be used to?
?Consolidate My Debt

My financial situation:
I am a good candidate for this loan because I am a hard worker, and have made mistakes in the past.
But I am trying to pay off all debt.? I am a cancer survivor, and am working hard to get rid of all debt.
My credit score may not be the greatest, but I am reliable and cannot get help anywhere else.
Can someone please help me?

Monthly net income: $ 34,600

Monthly expenses: $
??Housing: $ 600
??Insurance: $ 65.5
??Car expenses: $
??Utilities: $ 100
??Phone, cable, internet: $ 150
??Food, entertainment: $
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466577
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	10.93%	Starting borrower rate/APR:	11.93% / 14.06%	Starting monthly payment:	$232.27

Auction yield range:	10.93% - 10.93%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1991	Debt/Income ratio:	28%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	11 / 11	Length of status:	16y 6m
Credit score:	740-759 (Jun-2010)	Total credit lines:	19	Occupation:	Skilled Labor
Now delinquent:	0	Revolving credit balance:	$25,726	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	71%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	intuitive-ore1	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Refinance 401k loan
Purpose of loan:
This loan will be used to? pay off my 401k loan so I can take out a new one.? Ill use the new funds to pay off my prosper loan.

My financial situation:
I am a good candidate for this loan because? this loan will be baid off in 3 months.

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466583
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	33.23%	Starting borrower rate/APR:	34.23% / 36.67%	Starting monthly payment:	$89.60

Auction yield range:	13.93% - 33.23%	Estimated loss impact:	15.53%
Lender servicing fee:	1.00%	Estimated return:	17.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1985	Debt/Income ratio:	28%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	2 / 3	Length of status:	7y 9m
Credit score:	680-699 (Jul-2010)	Total credit lines:	16	Occupation:	Other
Now delinquent:	3	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Amount delinquent:	$527	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	11
Screen name:	keen-nickel9	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying my bills
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466601
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.33%	Starting borrower rate/APR:	27.33% / 29.67%	Starting monthly payment:	$225.51

Auction yield range:	10.93% - 26.33%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	20 / 19	Length of status:	0y 7m
Credit score:	680-699 (Jun-2010)	Total credit lines:	27	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$53,223	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	83%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	new-courteous-income	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Marketing Existing Website/Business
Purpose of loan:

This loan will be used to hire a public relations firm (publicist) that has expertise and contacts that will increase our sales and visibility.

?My sister and I design handmade one-of-a-kind jewelry pieces.? We used our own resources/credit cards to initially set up the business and establish a customer base. After obtaining a business credit card, we were able to set up our website.? In addition, we continued to participate in street fairs, company shows, etc.? After being selected to showcase our jewelry in gift bags for 25 nominees and presenters at the 2010 Oscars, we were contacted by several public relations companies offering to represent us. They each outlined how their firms could take our business to a new level, using their guidance and direction to maximize our brand.? The money we obtain from Prosper would be used to pay for a three-month contract with a reputable firm that feels confident that they will launch a successful campaign for us within that time.?

My financial situation:

I am a good candidate because I have conscientiously paid my bills while sharing in all of the startup costs for our jewelry business, which is a registered LLC.? Also, if necessary, my sister/business partner would share in repaying the loan.? In addition, we are constantly receiving invitations to participate in company shows, home shows and fairs that we can take advantage of once we have a public relations firm that will handle marketing and promoting for us; which has been very time consuming, and ?hit or miss,? so far without proper guidance.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466607
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.13%	Starting monthly payment:	$315.54

Auction yield range:	10.93% - 11.00%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-2002	Debt/Income ratio:	27%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 4	Length of status:	0y 7m
Credit score:	700-719 (Jul-2010)	Total credit lines:	14	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$2,778	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	30%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	kind-reliable-currency	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting control of my debt
Purpose of loan:
This loan will be used to? consolidate my credit card and student loan debts

My financial situation:
I am a good candidate for this loan because? I can make my payments on time.? I have few other expenses so I can devote extra income to paying down the principal.

Monthly net income: $ 1200

Monthly expenses: $?
??Housing: $ 0
??Insurance: $ 60
??Car expenses: $ 60 (gas)
??Utilities: $ 0
??Phone, cable, internet: $ 90
??Food, entertainment: $ 0
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 180 (with minimum payments... i typically pay more)
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466625
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$384.51

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-2007	Debt/Income ratio:	37%
Basic (1-10):	3	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	6 / 6	Length of status:	2y 10m
Credit score:	620-639 (Jul-2010)	Total credit lines:	7	Occupation:	Food Service
Now delinquent:	0	Revolving credit balance:	$1,251	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	45%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	tomaver	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 96% )	620-639 (Latest)
Principal borrowed:	$3,500.00	< 31 days late:	1 ( 4% )	580-599 (Apr-2008)
Principal balance:	$637.78	31+ days late:	0 ( 0% )
Total payments billed:	25
Description
Consolidate, Relocate
Purpose of loan:
This loan will be used to?
I wish to consolidate the few small debts that?we have roughly $1200 and we plan to relocate to a less expensive area?of the state where?my intention is to open a small Asian speciality food and convenience store/cafe. The location is?perfect and the potential huge for this kind of market in the area. This will be used to eliminate our few revolving debts?and establish the business, it will take very little to start. This will be 1 of only 2 debts we will have open the other being our vehicle. The store will support itself and the apartments above are included in the rent, this is where we will be living. My husband will keep his full time positon ($50k a yr, very very stable job) and will also help with the store, Including my husband and son our total household income is. $75000?+. We already have most all venders in place, this is retail oriental grocery with no competition and very little overhead,?rent for store and both apartments is $2200 a month. which is only $550 more than we pay now for a 2 bedroom.?We intend to repay this loan ASAP.You will find we are an honest hard working family that is trying to move to?the next level of accomplishment.Thank you for your interest.
My financial situation:
I am a good candidate for this loan because?I always pay on time (usually early,never late) along with extra money on all debts.?

Monthly net income: $ 5500

Monthly expenses: $ 2800 currently
??Housing: $ 1650
??Insurance: $ 73
??Car expenses: $ 245
??Utilities: $ 170
??Phone, cable, internet: $ 160
??Food, entertainment: $ 150
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 150
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466657
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$565.45

Auction yield range:	13.93% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2007	Debt/Income ratio:	21%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	3 / 3	Length of status:	0y 1m
Credit score:	660-679 (Jul-2010)	Total credit lines:	5	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$7,650	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	69%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	Sika	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	660-679 (Latest)
Principal borrowed:	$7,000.00	< 31 days late:	0 ( 0% )	680-699 (Oct-2009) 700-719 (Sep-2008)
Principal balance:	$3,305.58	31+ days late:	0 ( 0% )
Total payments billed:	21
Description
Paying off all my credit cards
I applied for credit cards back when the interest rates were high and my bank is refusing to lower the rate, even though I have fairly good credit score. I am therefore seeking to consolidate all my payments so that I can focus and finish paying them off quickly. Most of the charges to the credit cards occurred during my time in college when I didn't earn a whole lot. Now, I have a stable full time job and I am determined to start from a clean slate by merging all my credit card payments into one lump sum that I can pay off every month. I know that I can get lower interest with balance transfer credit card but I really don't want another card. I like Prosper's disciplined approach of paying everything off within three years at a fixed interest rate and then being completely debt free.

Moreover, I believe in the peer-to-peer lending philosophy of prosper and would like to strengthen my relationship here. I have been a borrower for almost two years now and I have never missed a payment. I have also never missed a payment on any of my bills. I believe that being responsible goes a long way towards affecting the cost of credit and more importantly, the ability to access credit when needed. That's why it is so important to me to pay off all my debt and then get good interest rates.

In addition to my annual income, I have at least $5,000 invested in the stock market (and $1,000+ in 401k) that I can liquidate anytime if need be. I just don't want to cash out of my stocks now because the market is picking up and I don't want to miss out on significant dividend payments.

I'll be willing to answer any questions you have and hope you'll help me consolidate all my debts. Thanks!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466663
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.10%	Starting borrower rate/APR:	7.10% / 7.44%	Starting monthly payment:	$92.77

Auction yield range:	2.93% - 6.10%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1979	Debt/Income ratio:	10%
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 6	Length of status:	5y 4m
Credit score:	780-799 (Jul-2010)	Total credit lines:	21	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$3,938	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	8%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	1
Screen name:	euro-kangaroo2	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Equipment For Expansion
Purpose of loan:
This loan will be used to purchase additional sewing machines and equipment for expanding and in-demand Custom Tailoring and Alterations Business that Me and my Family Started a year ago. We just secured a discounted Live/Work Unit in the downtown area with discounted mortgage with Quicken Loans.? We will live in top portion and work in bottom which faces busy metro city center street.? We will continue to work our professions and hire two additional commission?seamstress/tailors.?We work after hours and weekends, while our employees cover the regular business hours.? In addition to the equipmetn purchase. The equipment will become an asset to the bottom line. Most importantly we will be able to hire 2 more people and lift them out of the unemployed into employment.

I am a good candidate for this loan because I pay all my bills on time both home, small business.? And, the?exit strategy to pay off loan is that our business is fast growing and we have secure employment. We will have a website up and running within the month which will offer our serves to others across the USA and abroad.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466669
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.20%	Starting borrower rate/APR:	9.20% / 11.30%	Starting monthly payment:	$95.68

Auction yield range:	3.93% - 8.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2001	Debt/Income ratio:	5%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	1 / 1	Length of status:	1y 1m
Credit score:	720-739 (Jul-2010)	Total credit lines:	7	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	1/ 1	Homeownership:	No
Delinquencies in last 7y:	4
Screen name:	yield-widget	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding/Honeymoon funds
Purpose of loan:
This loan will be used to pay off the rest of our wedding and give us a little spending money to go on our honeymoon.

My financial situation:
I am a good candidate for this loan because I have learned from my past debt mistakes and after going through a bankruptcy I will NEVER put myself in a situation where I have to go that route again.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466675
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,700.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	19.88%	Starting borrower rate/APR:	20.88% / 23.13%	Starting monthly payment:	$214.40

Auction yield range:	7.93% - 19.88%	Estimated loss impact:	7.46%
Lender servicing fee:	1.00%	Estimated return:	12.42%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1986	Debt/Income ratio:	16%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	13 / 13	Length of status:	5y 11m
Credit score:	780-799 (Jul-2010)	Total credit lines:	31	Occupation:	Teacher's Aide
Now delinquent:	1	Revolving credit balance:	$1,223	Stated income:	$25,000-$49,999
Amount delinquent:	$61	Bankcard utilization:	3%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	the-unique-credit	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
set me debt free...
Purpose of loan:
pay off credit card and other (IRS) debt, re-establish my AA credit.

My financial situation:
I am a good candidate for this loan because? I am very responsible with a steady job. Except for the 1 blemish 3 months ago from my Lowe's statement, my credit has been spotless. Plainly, I thought I had sent my payment and never did, and that was my mistake.

Monthly net income: $ 1825

Monthly expenses: $900
??Housing: $ 150
??Insurance: $ 125
??Car expenses: $ 175
??Utilities: $ 100
??Phone, cable, internet: $ 90
??Food, entertainment: $ 50
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 100
??Other expenses: $ 60
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466681
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1997	Debt/Income ratio:	29%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	11 / 10	Length of status:	0y 9m
Credit score:	660-679 (Jul-2010)	Total credit lines:	17	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$24,004	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	77%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	worth-baby0	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to consolidate my high interest credit card debt I?m interested in consolidating my high interest rate debt. I?d rather give my money to someone other than big banks. My debt to income ratio may be high, but otherwise my credit history is stellar. Due to lackluster financial aid availability in graduate school and a long job hunt post-graduation, I have a significant amount of unsecured consumer debt that I?m in the midst of paying down post haste. I have an MBA in finance and am working as an accountant in the tax department of a Fortune 100 company, (and am also close to becoming a CPA). Over the next two, (three at the most) years I will be living modestly and eliminating this debt. I pay little for my monthly expenses and am averaging $1,000 per month to pay down my credit cards. I should note that within six months of working, I?ve been promoted once and received two raises and I expect another promotion early next year. Here is a rough breakdown of my monthly expenses.

Monthly net income: $4,000

Monthly expenses: $1,735
Housing: $575
Insurance: $60
Car expenses: $50
Utilities: $50
Phone, cable, internet: $100
Food, entertainment: $100
Credit cards and student loans: $700
Other expenses: $100

I?m generally skeptical of faceless names over the Internet, so I?m reluctant to see ho this goes. This loan would go to consolidating three credit cards: a balance of $2,000 at a ridiculous 29.99% APR that will be paid off by next month, (provided this doesn?t work), a $7,000 balance card that is at $29.4% APR that goes back to 8.99% in October, (thanks to an auto pay error resulting in a payment being 3 days late), and a $6,000 balance at an APR of 12.99% The prospect of consolidating these into one and not paying CitiBank or Capital One anymore would make me consider terms through this site provided that they were in the same ballpark.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466687
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.20%	Starting borrower rate/APR:	9.20% / 11.30%	Starting monthly payment:	$207.30

Auction yield range:	3.93% - 8.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2006	Debt/Income ratio:	14%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	13 / 10	Length of status:	4y 5m
Credit score:	700-719 (Jul-2010)	Total credit lines:	19	Occupation:	Pharmacist
Now delinquent:	0	Revolving credit balance:	$11,857	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	57%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	greenback-saxaphone	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buy low-mile motorcycle from friend
Purpose of loan:
This loan will be used to? purchase a 2005yamaha ?yzf-r1 motorcycle from my friend..it only has 3400 miles.

My financial situation:
I am a good candidate for this loan because?I have a good strong?income and have never?been late on any payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466717
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 9.72%	Starting monthly payment:	$383.72

Auction yield range:	2.93% - 8.38%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1987	Debt/Income ratio:	11%
Basic (1-10):	7	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 6	Length of status:	6y 10m
Credit score:	800-819 (Jul-2010)	Total credit lines:	36	Occupation:	Military Officer
Now delinquent:	1	Revolving credit balance:	$5,241	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	20%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	capital-emblem3	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Military
Purpose of loan:
This loan will be used to lower my monthly finance charges.

My financial situation:
I am a good candidate for this loan because of my employment and payment history.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466735
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$289.55

Auction yield range:	16.93% - 27.00%	Estimated loss impact:	19.57%
Lender servicing fee:	1.00%	Estimated return:	7.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1993	Debt/Income ratio:	47%
Basic (1-10):	5	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	15 / 13	Length of status:	1y 8m
Credit score:	640-659 (Jul-2010)	Total credit lines:	35	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$13,460	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	58%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	xoxoxo22	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credits cards
Purpose of loan:
The purpose of this loan is to finally and completely payoff my credit card debt. I have been making consistent monthly payments for years, but due to the interest rate and the monthly interest charge I have not been able to make much progress.

My financial situation:
I always make my monthly payments on a timely basis and I have a good job which is not based on commission or bonus.

Monthly net income: $ 2700

Monthly expenses: $
??Housing: $ 950.00
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $?75.00
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466759
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,600.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	21.55%	Starting borrower rate/APR:	22.55% / 24.82%	Starting monthly payment:	$215.46

Auction yield range:	7.93% - 21.55%	Estimated loss impact:	7.51%
Lender servicing fee:	1.00%	Estimated return:	14.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1994	Debt/Income ratio:	10%
Basic (1-10):	7	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 5	Length of status:	5y 3m
Credit score:	780-799 (Jul-2010)	Total credit lines:	23	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$1,477	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	31%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	best-orbital-dollar	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
CC Consolidate & Car Repair
Purpose of loan:
Debt consolidation and Car Repair?

My financial situation:
I am a good candidate for this loan because? The payment will be less than my current credit card payment is now wich I am current on.

Monthly net income: $
6,000
Monthly expenses: $
??Housing: $ 2000
??Insurance: $
??Car expenses: $400?
??Utilities: $ 300
??Phone, cable, internet: $100
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466765
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.30%	Starting borrower rate/APR:	9.30% / 9.64%	Starting monthly payment:	$319.40

Auction yield range:	2.93% - 8.30%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1996	Debt/Income ratio:	11%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 8	Length of status:	3y 6m
Credit score:	820-839 (Jul-2010)	Total credit lines:	40	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$247	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	1%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	return-jalapeno	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to payoff credit card debt that has expanded beyond my personal comfort zone.

My financial situation:
I am a good candidate for this loan because I have solid credit, have always paid my loans on time and until they are paid off, and I have a good career with a strong history of success and a bright future.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466789
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	21.55%	Starting borrower rate/APR:	22.55% / 24.82%	Starting monthly payment:	$192.38

Auction yield range:	7.93% - 21.55%	Estimated loss impact:	8.51%
Lender servicing fee:	1.00%	Estimated return:	13.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2003	Debt/Income ratio:	26%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 9	Length of status:	2y 11m
Credit score:	700-719 (Jul-2010)	Total credit lines:	21	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$10,639	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	78%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	note-axis7	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off high interest credit cards
Purpose of loan:
This loan will be used to pay off two high interest credit cards to open up cash flow in order to make improvements to our new home. I am a good candidate for this loan because I have a stable good paying job, I pay my bills on time and am very motivated by my supportive husband and enthusiastic 2 year old son. Our small, two-income, family of three just bought our first home last year and have been working hard to make it our own little haven.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466795
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-2001	Debt/Income ratio:	Not calculated
Basic (1-10):	1	Inquiries last 6m:	0	Employment status:	Not employed
Enhanced (1-5):	4	Current / open credit lines:	2 / 2	Length of status:	0y 2m
Credit score:	640-659 (Jul-2010)	Total credit lines:	16	Stated income:	Not employed
Now delinquent:	0	Revolving credit balance:	$4,938
Amount delinquent:	$0	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	kind-understanding-bazaar	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Law Firm
Purpose of loan:
This loan will be used to?
Starting a law firm dealing mainly with real estate. We specialize in loan modifications, principal reductions, forensic audits, short sales, refinancing. Me, my dad, and my sister are starting up the company. My dad and sister have been doing loan modifications for the last 4 years. The company they were at shut down and a number of their employees are coming with us. Were all set up and ready to go. Just need money to get going. On the low end we should be making about 50k a month.
My financial situation:
I am a good candidate for this loan because?Expected gross profit for the first year is 600k.

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466803
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1976	Debt/Income ratio:	Not calculated
Basic (1-10):	5	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	5 / 4	Length of status:	1y 2m
Credit score:	640-659 (Jul-2010)	Total credit lines:	19	Occupation:	Engineer - Mechanic...
Now delinquent:	0	Revolving credit balance:	$6,981	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	64%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	4
Screen name:	energy2008	Borrower's state:	California	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	24 ( 96% )	640-659 (Latest)
Principal borrowed:	$2,551.00	< 31 days late:	1 ( 4% )	640-659 (Apr-2010) 600-619 (May-2009) 600-619 (Feb-2008) 600-619 (Jan-2008)
Principal balance:	$0.01	31+ days late:	0 ( 0% )
Total payments billed:	25
Description
Provide extra cash for wedding
Purpose of loan:
This loan will be used help subsidize my upcoming wedding. We are getting married on August 8th and need additional funds to make paying for the reception less traumatic.

My financial situation:
I am a good candidate for this loan because I am employed as an energy engineer helping the USAF save energy and have just started the second year of a consulting contract.?

Monthly net income: $10000

Monthly expenses: $5000
??Housing: $2095
??Insurance: $400
??Car expenses: $250
??Utilities: $125
??Phone, cable, internet: $200
??Food, entertainment: $300
??Clothing, household expenses $200
??Credit cards and other loans: $250
??Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466813
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1998	Debt/Income ratio:	18%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	5 / 5	Length of status:	7y 1m
Credit score:	660-679 (Jul-2010)	Total credit lines:	9	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$4,000	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	182988cts	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	9 ( 100% )	660-679 (Latest)
Principal borrowed:	$4,500.00	< 31 days late:	0 ( 0% )	640-659 (May-2008)
Principal balance:	$0.01	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? Wipe out credit cards and destroy them

My financial situation:
I am a good candidate for this loan because?I have steady work with 4 utility companies?and will pay back loan?

Monthly net income: $2800

Monthly expenses: $ 2210
??Housing: $ 292
??Insurance: $ 192
??Car expenses: $100
??Utilities: $ 200
??Phone, cable, internet: $ 150
??Food, entertainment: $ 800
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 226
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466815
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$904.72

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1994	Debt/Income ratio:	20%
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	12 / 11	Length of status:	9y 5m
Credit score:	700-719 (Jul-2010)	Total credit lines:	24	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$15,956	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	45%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	17
Screen name:	thrifty-dough4	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
business expansion double contracts
Purpose of loan: debt consolidation to keep DTI low and to expand business marketing operations
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? i have an excellent credit score and i pay all my bills on time and pay them off ahead of schedule

Monthly net income: $ 10,714.00

Monthly expenses: $
??Housing: $ 980
??Insurance: $ 250
??Car expenses: $ 100?
??Utilities: $ 350
??Phone, cable, internet: $200
??Food, entertainment: $ 500
??Clothing, household expenses $ 600
??Credit cards and other loans: $ 800
??Other expenses: $ 1000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466821
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.90%	Starting borrower rate/APR:	19.90% / 22.14%	Starting monthly payment:	$74.23

Auction yield range:	7.93% - 18.90%	Estimated loss impact:	6.94%
Lender servicing fee:	1.00%	Estimated return:	11.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1991	Debt/Income ratio:	3%
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	4 / 4	Length of status:	0y 4m
Credit score:	640-659 (Jul-2010)	Total credit lines:	7	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$7,295	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	39%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	1
Screen name:	well-mannered-money4	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit
Purpose of loan:
This loan will be used to pay off my credit card.

My financial situation:
I am a good candidate for this loan.? I have no delinquencies, and exceptional credit history

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466827
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.20%	Starting borrower rate/APR:	9.20% / 11.30%	Starting monthly payment:	$159.46

Auction yield range:	3.93% - 8.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1983	Debt/Income ratio:	12%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 4	Length of status:	15y 6m
Credit score:	740-759 (Jul-2010)	Total credit lines:	37	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$19,450	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	62%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	favorable-kindness2	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay for Daughters Wedding
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? While my current debt is high, this reflects the fact that my wife has been unemployed since February. She recently has found employment and we just need a short term loan to pay for my daughters wedding.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466833
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	23.55%	Starting borrower rate/APR:	24.55% / 26.85%	Starting monthly payment:	$988.06

Auction yield range:	7.93% - 23.55%	Estimated loss impact:	7.56%
Lender servicing fee:	1.00%	Estimated return:	15.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1989	Debt/Income ratio:	10%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	13 / 11	Length of status:	10y 9m
Credit score:	760-779 (Jul-2010)	Total credit lines:	39	Occupation:	Doctor
Now delinquent:	0	Revolving credit balance:	$88,405	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	13%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	wampum-sasquatch	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Adding a garage
Purpose of loan:
This loan will be used to? a new garage and swimming pool room

My financial situation:
I am a good candidate for this loan because? My income is strong with no decline even with down turn to economy
Monthly net income: $ 11,000

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466839
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1983	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	1	Inquiries last 6m:	4	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	14 / 13	Length of status:	1y 5m
Credit score:	780-799 (Jul-2010)	Total credit lines:	20	Occupation:	Food Service Manage...
Now delinquent:	0	Revolving credit balance:	$656	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	6%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	vigilance-image	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
frozen yogurt AND fresh cupcakes
Purpose of loan:
This loan will be used to?
open the best cupcake and yogurt spot in Dilworth Charlotte, NC
My financial situation:
I am a good candidate for this loan because?of much experience as a financial manager and as a baker.?

Monthly net income: $ expect 40000 monthly

Monthly expenses: $
??Housing: $ 2300
??Insurance: $ 500
??Car expenses: $0
??Utilities: $ 800
??Phone, cable, internet: $200
??Food, entertainment: $2000
??Clothing, household expenses $ 0
??Credit cards and other loans: $2000
??Other expenses: $salaries-9000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466851
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	33.23%	Starting borrower rate/APR:	34.23% / 36.67%	Starting monthly payment:	$89.60

Auction yield range:	13.93% - 33.23%	Estimated loss impact:	15.53%
Lender servicing fee:	1.00%	Estimated return:	17.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1988	Debt/Income ratio:	21%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	8 / 6	Length of status:	10y 0m
Credit score:	660-679 (Jun-2010)	Total credit lines:	32	Occupation:	Nurse (LPN)
Now delinquent:	0	Revolving credit balance:	$1,740	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	99%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	57
Screen name:	dollar-sonnet	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off high interest loan
Purpose of loan:
This loan will be used to? Pay off cash advance loans that have high interest so that I can catch up and save for my property taxes.
My financial situation:
I am a good candidate for this loan because? I work full time, often overtime and have good, steady income, have not been late on bills for the past several years. I put myself through nursing school after a divorce and had a hard time for a few years but now am trying to get back on a good steady track to success, I just need a little help right now.

Monthly net income: $ 3,700

Monthly expenses: $ 3,069
??Housing: $ 659 land contract/ 150 prop taxes
??Insurance: $ auto 175/ home 62
??Car expenses: $??car note 459/ truck note 304
? Utilities: $ elec 90/ natural gas 50
??Phone, cable, internet: $ 170
? Food, entertainment: $ 350
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 100
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466887
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.25%	Starting borrower rate/APR:	26.25% / 30.18%	Starting monthly payment:	$40.42

Auction yield range:	10.93% - 25.25%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1998	Debt/Income ratio:	18%
Basic (1-10):	7	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	11 / 9	Length of status:	2y 4m
Credit score:	740-759 (Jul-2010)	Total credit lines:	20	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$10,867	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	integrity-accord3	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
do some repairs to my car and kids
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466911
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,600.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.20%	Starting borrower rate/APR:	10.20% / 12.31%	Starting monthly payment:	$278.31

Auction yield range:	3.93% - 9.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	7.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1996	Debt/Income ratio:	28%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 8	Length of status:	1y 10m
Credit score:	780-799 (Jul-2010)	Total credit lines:	46	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$22,507	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	63%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	michaelpr1022	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off another P2P loan
Purpose of loan:
This loan will be used to pay off another peer-to-peer loan.

My financial situation:
My student loans were transferred to fixed rates for life except one which is currently w/ another P2P site.? I have been paying on this P2P loan for exactly 1 year and want to refinance it for another 3 years in order to free up cash to tackle the bigger student loan.?I have never missed a payment and I take pride in my excellent credit score and history. Monthly take home pay: $3,475. Debt: $23,000 Chase [$13K @ 4.99% fixed for life and $10.0K @?3.99% fixed for life]. $14K Bank of America @ 5.99% fixed for life. $5K Advanta @ 2.99% fixed for life.? $2K Discover @ 0% fixed for life. Budget: $1,827 mortgage; $883 Chase; $358 P2P; $175 Bank of America; $125 Advanta; $60 Discover; $47 term life insurance policy of $500K which would be used to pay off my student loans if something happens.??I have $97K?in mutual funds?and my job is?stable. My goal is to have Chase student loan paid off by June 2011.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466929
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.20%	Starting borrower rate/APR:	9.20% / 11.30%	Starting monthly payment:	$111.63

Auction yield range:	3.93% - 8.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1998	Debt/Income ratio:	4%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 7	Length of status:	5y 8m
Credit score:	700-719 (Jul-2010)	Total credit lines:	9	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$1,976	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	26%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	happy-gain	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding Loan
Purpose of loan:
We would like to use this loan to pay certain wedding package expenses (reception, floral, photography) well in advance. As of 7/15/10 we have already put over $10,000 into our reception and wedding package and would like to apply this loan to help with remaining expenses. Our wedding is scheduled for early November of this year.

My financial situation:
I am a good candidate for this loan because I have few monthly expenses and have been able to save up to 25-40% of my net monthly income. I have a student loan with a fixed payment schedule that I pay $125 monthly.

Monthly net income: $ 3,500

Monthly expenses: $
??Housing: $ 500 (1/2 of rent with fiance)
??Insurance: $ 0
??Car expenses: $ 0 (use commuter train)
??Utilities: $ 50
??Phone, cable, internet: $ 200
??Food, entertainment: $ 600
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 300
??Other expenses: $ 200 (Train Pass)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466412
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1999	Debt/Income ratio:	2%
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	0 / 0	Length of status:	1y 0m
Credit score:	640-659 (Jul-2010)	Total credit lines:	28	Occupation:	Construction
Now delinquent:	1	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Amount delinquent:	$1,078	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	admirable-funds9	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Down Payment Balance
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $4199
Monthly expenses: $ 2088
??Housing: $1320??
?Insurance: $68???
Car expenses: $0
??Utilities: $?300
??Phone, cable, internet: $ 120
??Food, entertainment: $?300
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466426
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.25%	Starting borrower rate/APR:	26.25% / 28.57%	Starting monthly payment:	$80.85

Auction yield range:	10.93% - 25.25%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1988	Debt/Income ratio:	12%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	5 / 5	Length of status:	0y 4m
Credit score:	720-739 (Jul-2010)	Total credit lines:	19	Occupation:	Accountant/CPA
Now delinquent:	2	Revolving credit balance:	$613	Stated income:	$25,000-$49,999
Amount delinquent:	$152	Bankcard utilization:	9%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	45
Screen name:	five-star-funds1	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Root Canal
Purpose of loan:
This loan will be used to fix my teeth

My financial situation:
I am a good candidate for this loan because my credit and intentions/ability to pay are much better than my rating. Any delinquencies happened 6+ years ago or are incorrectly listed on my report. My job is new but solid. My teeth really need work and I have to pay up front.

Monthly net income: $ 3000

Monthly expenses: $
??Housing: $ 600
??Insurance: $ 40
??Car expenses: $0
??Utilities: $ 40
??Phone, cable, internet: $50
??Food, entertainment: $ 500
??Clothing, household expenses $200
??Credit cards and other loans: $ 800
??Other expenses: $ remaining
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466484
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1998	Debt/Income ratio:	11%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 6	Length of status:	10y 5m
Credit score:	660-679 (Jul-2010)	Total credit lines:	9	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$1,195	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	6
Screen name:	DryCleanersNeeded	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PURCHASING A DRY CLEANERS
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466490
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	13.85%	Starting borrower rate/APR:	14.85% / 17.02%	Starting monthly payment:	$311.33

Auction yield range:	5.93% - 13.85%	Estimated loss impact:	5.23%
Lender servicing fee:	1.00%	Estimated return:	8.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1995	Debt/Income ratio:	28%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 9	Length of status:	10y 6m
Credit score:	720-739 (Jul-2010)	Total credit lines:	21	Occupation:	Construction
Now delinquent:	0	Revolving credit balance:	$28,177	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	82%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	organized-funds0	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Roof replacement
Purpose of loan:
This loan will be used to...

This loan will be used to cover the deductible and depreciation to re-roof my home.? I am also installing energy saving, impact resistant shingles to achieve a discount on my homeowner's policy and taxes (hopefully).? I applied for this loan in November 2009 and it was funded, but I withdrew it because the weather was getting bad and I couldn't get the work done.
My financial situation:
I am a good candidate for this loan because? My credit history shows that I am responsible and I make my payments on time. To my knowledge, I have never had one late payment reported on my credit report.? I need to borrow this little bit of money as opposed to putting it on a credit card to avoid the ridiculous interest I am currently being charged for being 5 days late on two payments due to a poor internet connection.?
Monthly net income: $6500

Monthly expenses: $
??Housing: $ 1300
??Insurance: $ 250
??Car expenses: $ 400
??Utilities: $ 250
??Phone, cable, internet: $ 200
??Food, entertainment: $400
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 500
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466496
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,475.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	9.90%	Starting borrower rate/APR:	10.90% / 13.02%	Starting monthly payment:	$505.90

Auction yield range:	7.93% - 9.90%	Estimated loss impact:	7.21%
Lender servicing fee:	1.00%	Estimated return:	2.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1985	Debt/Income ratio:	29%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	18 / 14	Length of status:	0y 7m
Credit score:	760-779 (Jul-2010)	Total credit lines:	47	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$12,445	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	48%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	TO-THE-FUTURE	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
DEBT CONSOLIDATION LOAN
This loan will be used to?PAY OFF MY CREDIT CARD AND PERSONAL LOANS. EVERYTHING WILL BE IN ONE PLACE.
I am a good candidate for this loan because?I HAVE SOME DEBT BUT NEVER LATE PAYMENTS. I HAVE ALWAYS PAID MY ACCOUNTS ON TIME.

Monthly net income: $ 5000 Monthly expenses: $ 1768 AVERAGE TOTAL
??Housing: $ 657

??Insurance: $65

??Car expenses: $446

??Utilities: $100

??Phone, cable, internet: $100

??Food, entertainment: $350

I REALLY APPRECIATE YOUR HELP IN FUNDING THIS LOAN. THIS CONSOLIDATION WILL 100% BE APPRECIATED!

??Clothing, household expenses $50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466502
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$159.04

Auction yield range:	7.93% - 24.00%	Estimated loss impact:	7.57%
Lender servicing fee:	1.00%	Estimated return:	16.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2001	Debt/Income ratio:	23%
Basic (1-10):	6	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	11 / 8	Length of status:	2y 0m
Credit score:	760-779 (Jul-2010)	Total credit lines:	29	Occupation:	Police Officer/Corr...
Now delinquent:	0	Revolving credit balance:	$11,599	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	56%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	knight3136	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating My debts
Purpose of loan:
This loan will be used to consolidate my debt. I have a Bank of America Credit Card with a 29.99% and Chase with a 24.99%. If I combined both to a low rate I will be have more money not only to pay this loan faster but to invest more and help others on prosper.

My financial situation:
I am a good candidate for this loan because i have never been late paying my debt and I'm also a lender for prosper. I will probably have this loan payoff within 1 year. I'm never late in paying my bills and I'm a very responsible person.

Monthly net income: $ $3200

Monthly expenses: $
??Housing: $ 600
??Insurance: $ 178
??Car expenses: $? 425
??Utilities: $ 175.00
??Phone, cable, internet: $ 86.00
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 800
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466508
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1998	Debt/Income ratio:	20%
Basic (1-10):	2	Inquiries last 6m:	7	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	3 / 3	Length of status:	3y 9m
Credit score:	760-779 (Jul-2010)	Total credit lines:	7	Occupation:	Waiter/Waitress
Now delinquent:	0	Revolving credit balance:	$556	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	2%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	fsswim1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help us fix our Bathroom
Purpose of loan:
Live with my parents, they remodeled their bathroom a while back.? The was a leak and tiles were cracking so we did an inspection.? They didn't seal the floor properly and water got into the structure and they didn't get a permit for the plumbing.? There's mold behind the wall and the pipes leak. City inspector asked us to tear it down and re-do the plumbing.? Have a great contractor ready but need the funding while we fight to get our money back.? Nothing fancy just a usable bathroom that's mold free.

My financial situation:
Have $25,000 available in credit cards but rather not use due to high APR and $10,000 saving, but for emergencies only.
Working steady for 10 years.
Haven't missed a payment on anything, not even a parking ticket, in 8 years.
Banking with Bank of America for 13 years but they no longer offer personal loans due to the credit crisis.

Monthly net income: $
$3,257
Monthly expenses: $
??Housing: $ 0
??Insurance: $ 143
??Car expenses: $ 100
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 200
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 20
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466526
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.25%	Starting borrower rate/APR:	26.25% / 28.57%	Starting monthly payment:	$101.06

Auction yield range:	10.93% - 25.25%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1993	Debt/Income ratio:	16%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 5	Length of status:	2y 5m
Credit score:	680-699 (Jul-2010)	Total credit lines:	19	Occupation:	Food Service Manage...
Now delinquent:	0	Revolving credit balance:	$10,133	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	99%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	alluring-compassion7	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying A Medical Bill b-4 collectio
Purpose of loan:
This loan will be used to? I have a medical bill that I have been paying on diligently. I?was sent?a "final notice" in the mail much to my surprise. I called to discuss with them. They are firm in moving my payment up to $406.00 per month. I can not afford that. I HAVE to avoid collections as one of my employment rules is maintaining a good credit report.

My financial situation:
I am a good candidate for this loan because? I have been paying $100.00 a month all along and am able to continue doing so for whoever can borrow me these funds.

Monthly net income: $ 3850.00

Monthly expenses: $
??Housing: $ 1282
??Insurance: $ 100
??Car expenses: $ 250
??Utilities: $ 125
??Phone, cable, internet: $ 65
??Food, entertainment: $ 50
??Clothing, household expenses $
??Credit cards and other loans: $?438
??Other expenses: $ 1114
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466538
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1997	Debt/Income ratio:	38%
Basic (1-10):	5	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	13 / 12	Length of status:	20y 4m
Credit score:	640-659 (Jul-2010)	Total credit lines:	39	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$4,765	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	39%
Public records last 12m / 10y:	0/ 7	Homeownership:	Yes
Delinquencies in last 7y:	8
Screen name:	repayment-ceremony	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off other debt
Purpose of loan:
This loan will be used to?
pay off existing debt
My financial situation:
I am a good candidate for this loan because?
I have a good credit score and gainful employment with the same employer for 20+ years
Monthly net income: $ 2500.00

Monthly expenses: $
??Housing: $ 800????
??Insurance: $ 50
??Car expenses: $ 340
??Utilities: $ 200????
??Phone, cable, internet: $ 200
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 150
??Other expenses: $ 0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466544
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	3	Inquiries last 6m:	4	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	9 / 8	Length of status:	41y 3m
Credit score:	760-779 (Jul-2010)	Total credit lines:	24	Occupation:	Investor
Now delinquent:	0	Revolving credit balance:	$1,805	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	4%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	newest-felicity-launcher	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical Expense for my dear wife
Purpose of loan:
This loan will be used to? pay off some of my wife medical bill, she was diagnose with cancer and we have been married for over 45 years.

My financial situation:
I am a good candidate for this loan because? As my credit show i always pay my bills and never been deliquent on any loan

Monthly net income: $ 6540

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466550
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1996	Debt/Income ratio:	23%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 6	Length of status:	0y 6m
Credit score:	660-679 (Jul-2010)	Total credit lines:	47	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$12,761	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	100%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	mb_need_help	Borrower's state:	Michigan	Borrower's group:	Renewed Financial Horizons
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 100% )	660-679 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	620-639 (Feb-2008) 620-639 (Dec-2007) 580-599 (Oct-2006) 600-619 (Jul-2006)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
Loan request from honest repayer
Purpose of loan:

I am seeking your kind help to secure 5K loan for some urgent business and?personal need.This is my 2nd loan on prosper.com, I have cleared first loan on schedule last year.

My financial situation:

I have been working as an Engineer with decent salary?since 13 years and was never out of job.? I had many loans in last 13 years and I have paid all promptly on schedule and I am still making payments on some. I do not have any delinquent accounts in my credit history. I have used all previous and existing loans for constructive purposes.? My credit rating is low because of existing and previous loans.

Monthly net income: $ 4100.00

Monthly expenses:

Housing: $ 900
Insurance: $ 150
Car expenses: $?300
Utilities: $ 100
Phone, cable, internet: $ 250
Food, entertainment: $?400
Clothing, household expenses $ 200
Credit cards and other loans: $ 500
Other expenses: $ 200 Thanks.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466568
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$650.74

Auction yield range:	16.93% - 17.00%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1996	Debt/Income ratio:	17%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	4 / 4	Length of status:	3y 5m
Credit score:	700-719 (Jul-2010)	Total credit lines:	6	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$2,223	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	26%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	friendly-worth0	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off high interest rate cards
Purpose of loan:
This loan will be used for debt consolidtion for two high interest rate credit cards.

This will be used to pay off two HIGH interest rate credit cards that I would rather pay the loan amount and interest to lenders on Prosper.

My financial situation:
I am a good candidate for this loan because I an not financially stressed at all.? I have a great career and make good money with low bills.? I feel an unwanted stress and no help from my current credit card companies.? Once I get the loan the first thing I will do?is pay off these two cards and "fire" them as my credit card companies!!!? (As clark Howard) would say....

Years ago I had some slow pay, but if you look at my current history my credit history is flawless.? I take great pride in repairing my credit score and history.? Have no doubt or concern as I am a family man with strong beliefs and my word to prosper lenders holds stronger than any credit card company not willing to work with you....

Thank you for your time and I appreciate your time...

Monthly net income: $ 5200

Monthly expenses: $
??Housing: $ 500
??Insurance: $ 75
??Car expenses: $ 150
??Utilities: $ 125
??Phone, cable, internet: $ 105
??Food, entertainment: $ 400
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 900 on the two credit cards I am paying on now.
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466598
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$565.13

Auction yield range:	16.93% - 20.00%	Estimated loss impact:	26.13%
Lender servicing fee:	1.00%	Estimated return:	-6.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1995	Debt/Income ratio:	17%
Basic (1-10):	3	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 6	Length of status:	1y 3m
Credit score:	660-679 (Jul-2010)	Total credit lines:	23	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$550	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	55%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	5
Screen name:	greenback-raccoon4	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off High Interest Debt
Purpose of loan:
This loan will be used to pay off credit card debt and get out from under Cash Call. If I could consolidate everything into one payment and a single payment that is less the $590.00/mo, I could finally get a head.

My financial situation:
I am a good candidate for this loan because I have a stable income and my credit history shows I've been working to improve it. I've made mistakes in the past but I want to get out of debt and finally begin saving for retirement and my kids future

Monthly net income: $ 6500 +profit sharing bonuses

Monthly expenses: $ 4800
??Housing: $ 1450
??Insurance: $
??Car expenses: $ 288
??Utilities: $ 275
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 590.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466604
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$542.29

Auction yield range:	16.93% - 17.00%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1989	Debt/Income ratio:	31%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	12 / 11	Length of status:	0y 4m
Credit score:	660-679 (Jul-2010)	Total credit lines:	34	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$49,781	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	100%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	visionary-bid4	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit cards
Purpose of loan:
This loan will be used to? Pay off credit cards

My financial situation:
I am a good candidate for this loan because?

History, integrity and long term objectives

Monthly net income: $ 6,000

Monthly expenses: $ 5500
??Housing: $ 2700
??Insurance: $ 192
??Car expenses: $ 409
??Utilities: $?125
??Phone, cable, internet: $ 90
??Food, entertainment: $ 400
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 1600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466610
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	10.00%	Starting borrower rate/APR:	11.00% / 13.12%	Starting monthly payment:	$409.23

Auction yield range:	7.93% - 10.00%	Estimated loss impact:	8.21%
Lender servicing fee:	1.00%	Estimated return:	1.79%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1985	Debt/Income ratio:	45%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	17 / 13	Length of status:	28y 5m
Credit score:	700-719 (Jul-2010)	Total credit lines:	67	Occupation:	Military Enlisted
Now delinquent:	0	Revolving credit balance:	$182,520	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	80%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Authenticity	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My personal loan
Purpose of loan:
This loan will be used to pay off a higher interest cc.

My financial situation:
I am a good candidate for this loan because I have never defaulted on a loan or?missed a payment and morever I will not be incuring?another monthly payment since this will be used to payoff an existing card balance.
Monthly net income: $ 7383
Monthly expenses: $
??Housing: $?1665.00
??Insurance: $ 120.37
??Car expenses: $?646.00
??Utilities: $ 0
??Phone, cable, internet: $87.00?
??Food, entertainment: $300.00
??Clothing, household expenses $50
??Credit cards and other loans: $ 2500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466634
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.25%	Starting borrower rate/APR:	27.25% / 29.59%	Starting monthly payment:	$307.20

Auction yield range:	10.93% - 26.25%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1998	Debt/Income ratio:	11%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	2 / 2	Length of status:	1y 8m
Credit score:	640-659 (Jul-2010)	Total credit lines:	7	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$12,012	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 2	Homeownership:	No
Delinquencies in last 7y:	3
Screen name:	thankful-money2	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need a new Patio Door and Bricks
Purpose of loan:
Haveing water damage?in back patio door.?

My financial situation:
I am a good candidate for this loan because with my job along with my wifes job we can easily make the payments. Have good standings with any loans and payments for the last 4 years.

Monthly net income: $ 7500.00

Monthly expenses: $
??Housing: $ 2500
??Insurance: $ 300
??Car expenses: $ 250
??Utilities: $ 300
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $?200
??Credit cards and other loans: $ 400
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466660
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$103.41

Auction yield range:	16.93% - 27.00%	Estimated loss impact:	19.57%
Lender servicing fee:	1.00%	Estimated return:	7.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	5 / 5	Length of status:	3y 7m
Credit score:	660-679 (Jul-2010)	Total credit lines:	7	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$6,385	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	100%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	FaithThenFamily	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Credit Card
Purpose of loan:
The purpose of this loan is to pay off a high interest credit card. My interest rate was raised to 29.99%.
My financial situation:This loan would be the same expense I am already paying except that it would allow me to pay this off much faster.My husband and I are both employed so there is no reason that we would not be able to pay this back. I am self-employed and my income has been consistent for the past year. My husband has been in his current position for 3 years.
Prosper is suggesting that I list with a high interest rate, but it doesn't make sense for me to pay a higher interest rate than what my credit card are offering. It seems my credit score has dropped due to the high balances on my credit cards in comparison to the amount of available credit. I assumed it was due to a car loan that is in my name that a family member is responsible for, however it may be a combo of both. While it would be nice to get this loan and I'd appreciate it very much, I am not desperate and I can just continue paying the CC company as I have been doing. I say that to explain why I am not willing to pay a 35% interest rate.?Thank you for reading this far and I appreciate the consideration.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466672
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	26.00%	Starting borrower rate/APR:	27.00% / 29.33%	Starting monthly payment:	$81.65

Auction yield range:	13.93% - 26.00%	Estimated loss impact:	15.18%
Lender servicing fee:	1.00%	Estimated return:	10.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1984	Debt/Income ratio:	43%
Basic (1-10):	6	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	14 / 13	Length of status:	5y 6m
Credit score:	680-699 (Jul-2010)	Total credit lines:	24	Occupation:	Skilled Labor
Now delinquent:	0	Revolving credit balance:	$13,404	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	96%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	2
Screen name:	peaceful-liberty3	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for an auto purchase
Purpose of loan:
My original listing was to borrow money to consolidate some bills.? Now I am asking to borrow to buy a used car.? My truck has died out on me and to buy a used car for $2000 would cost less than to fix the truck.?

My financial situation:
I pay all my bills on time and never late?with the exception of 2 late payments in the past 7 years.??

Monthly net income: $ 2500

Monthly expenses: $
??Housing: $ My wife pays for all house expenses
??Insurance: $ Wife
??Car expenses: $?
??Utilities: $ 200
??Phone, cable, internet: $ 250
??Food, entertainment: $ 300
??Clothing, household expenses $?Wife??
? Credit cards and other loans: $ 600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466678
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	3	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	7 / 7	Length of status:	4y 11m
Credit score:	720-739 (Jul-2010)	Total credit lines:	10	Occupation:	Truck Driver
Now delinquent:	0	Revolving credit balance:	$6,756	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	29%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	dollar-paddle4	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Expanding Delivery Business
Purpose of loan:
This loan will be used to expand my delivery business.? I am an independent contractor for Fed Ex Ground and have an opportunity to purchase more territory.? There is no shortage of work for Fed Ex Ground.? We are extremely busy even during a recession because of our great prices and service.

My financial situation:
I am in excellent financial shape.? I do have some zero percent credit card balances that I prefer not to pay off early because of the great deal. I could pay them off if I want to so please don't think I am in credit card debt.? My wife also has a great job (11 years) and makes about 60k.? We also have 401k accounts and college saving accounts for our daughters.? Our home is only in my wife's name because she had just bought it when we married in 2004.? We have around 50k equity in our home.

Monthly net income: $ 5000

Monthly expenses: $ 2953
??Housing: $ 1100
??Insurance: $ 80
??Car expenses: $ 237
??Utilities: $ 191
??Phone, cable, internet: $ 95
??Food, entertainment: $ 1000
??Clothing, household expenses $100
??Credit cards and other loans: $ 150
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466696
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$542.83

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1993	Debt/Income ratio:	23%
Basic (1-10):	4	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	9 / 8	Length of status:	11y 4m
Credit score:	640-659 (Jul-2010)	Total credit lines:	25	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$27,647	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	95%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	contract-phase8	Borrower's state:	DistrictOfColumbia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PLEASE HELP ME GET OUT OF DEBT
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? I have a steady job with a nice salary.

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466708
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1988	Debt/Income ratio:	29%
Basic (1-10):	4	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	15 / 13	Length of status:	2y 7m
Credit score:	660-679 (Jul-2010)	Total credit lines:	53	Occupation:	Tradesman - Mechani...
Now delinquent:	0	Revolving credit balance:	$35,760	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	96%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	JUDAS	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 100% )	660-679 (Latest)
Principal borrowed:	$3,000.00	< 31 days late:	0 ( 0% )	600-619 (Aug-2008)
Principal balance:	$1,542.12	31+ days late:	0 ( 0% )
Total payments billed:	22
Description
Vehicle Repairs
My wife and I are needing to get?my truck repaired. We both are employed, I have listed only my income in the application per her request, if needed I can list hers.?We pay all our bills on time, we have had to use credit more than I would like to due to getting caught with unforeseen expenses like this one. I'm retired from the military so I get guaranteed income every month for the rest of my life?and that yearly income?is included in my income. I know that the interest rate is really high to borrow money, but it's just a lump we will have to take for now to avoid not having both vehicles running.

THIS LOAN WILL BE FUNDED 100% BY FRIENDS OF MINE.?I APPRECIATE YOUR CONSIDERATION FOR BIDDING ON THIS LOAN BUT I RESPECTFULLY REQUEST THAT NO ONE ELSE BID ON THIS LOAN. I WILL UNFORTUNATELY WITHDRAW THE LOAN IF BIDS ARE RECEIVED FROM PEOPLE OTHER THAN MY FRIENDS.
THANK YOU
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466732
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.33%	Starting borrower rate/APR:	26.33% / 28.92%	Starting monthly payment:	$60.70

Auction yield range:	10.93% - 25.33%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1993	Debt/Income ratio:	23%
Basic (1-10):	6	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	3 / 3	Length of status:	3y 11m
Credit score:	720-739 (Jul-2010)	Total credit lines:	9	Occupation:	Food Service
Now delinquent:	1	Revolving credit balance:	$0	Stated income:	$1-$24,999
Amount delinquent:	$50	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	ideal-balance720	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
establish credit
Purpose of loan:
This loan will be used to? establish credit

My financial situation:
I am a good candidate for this loan because? pay my bills

Monthly net income: $ 1,000 +

Monthly expenses: $
??Housing: $ 545
??Insurance: $ paid by ex
??Car expenses: $ paid off
??Utilities: $ 200
??Phone, cable, internet: $?100
??Food, entertainment: $?minimum
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466738
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.30%	Starting borrower rate/APR:	9.30% / 9.64%	Starting monthly payment:	$255.52

Auction yield range:	2.93% - 8.30%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1994	Debt/Income ratio:	8%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 5	Length of status:	13y 2m
Credit score:	820-839 (Jul-2010)	Total credit lines:	25	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$1,636	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	3%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	encouraging-market9	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Cards be gone
Purpose of loan:
Save a few bucks while paying off a credit card.

My financial situation:
I am a good candidate for this loan because?I pay my debts
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466770
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1994	Debt/Income ratio:	15%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	20 / 14	Length of status:	29y 7m
Credit score:	680-699 (Jul-2010)	Total credit lines:	54	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$17,038	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	99%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	investment-albatross	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for debt consolidation
Purpose of loan:
This loan will be uses to?pay off some of my creditors.

My financial situation:
..

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466786
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	19.01%	Starting borrower rate/APR:	20.01% / 23.14%	Starting monthly payment:	$44.60

Auction yield range:	7.93% - 19.01%	Estimated loss impact:	6.94%
Lender servicing fee:	1.00%	Estimated return:	12.07%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2003	Debt/Income ratio:	45%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	9 / 9	Length of status:	2y 10m
Credit score:	640-659 (Jul-2010)	Total credit lines:	15	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$19,484	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	94%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	ballardneighbor	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	28 ( 97% )	640-659 (Latest)
Principal borrowed:	$6,000.00	< 31 days late:	1 ( 3% )	620-639 (Aug-2009) 620-639 (Jul-2009) 640-659 (Jan-2008)
Principal balance:	$1,000.57	31+ days late:	0 ( 0% )
Total payments billed:	29
Description
Consolidating that last bit
Purpose of loan:
This loan will be used to consolidate that last bit o' high interest debt--getting rid of my Wells Fargo credit card once and for all!

My financial situation:
I am a good candidate for this loan because I am responsible, have sworn off further debt, and pay on time.

Monthly net income: $ 2600

Monthly expenses: $
??Housing: $ 750
??Insurance: $ 75
??Car expenses: $ 120
??Utilities: $ 65
??Phone, cable, internet: $ 65
??Food, entertainment: $ 300
??Clothing, household expenses $ 25
??Credit cards and other loans: $ 750
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466792
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	12.93%	Starting borrower rate/APR:	13.93% / 16.09%	Starting monthly payment:	$170.72

Auction yield range:	5.93% - 12.93%	Estimated loss impact:	5.22%
Lender servicing fee:	1.00%	Estimated return:	7.71%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1995	Debt/Income ratio:	39%
Basic (1-10):	8	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	13 / 8	Length of status:	0y 2m
Credit score:	760-779 (Jul-2010)	Total credit lines:	49	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$29,162	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	56%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	maverick450	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debt.
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466812
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.50%	Starting borrower rate/APR:	11.50% / 13.63%	Starting monthly payment:	$98.93

Auction yield range:	3.93% - 10.50%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.37%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1997	Debt/Income ratio:	24%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	11 / 10	Length of status:	11y 10m
Credit score:	740-759 (Jul-2010)	Total credit lines:	22	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$124,662	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	95%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	JSBACHROCKS	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying down my line of credit
Purpose of loan:
This loan will be used to payoff my line of credit.

My financial situation:
I am a good candidate for this loan because I have good credit and, a full time job in which I have been employed for almost 12 years. I have an additional source of income in a part time job that is extra money to help pay for part of my son's college tuition. I would have no problem making the $100 per month payment to this prosper loan. My debt to income ratio is high because I have used my line of credit to fund my son's education. I have over $200k in equity in my home. This is my 4 time trying to get a loan from prosper! Thanks for considering helping me out.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466818
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.25%	Starting borrower rate/APR:	26.25% / 28.84%	Starting monthly payment:	$60.64

Auction yield range:	10.93% - 25.25%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1994	Debt/Income ratio:	7%
Basic (1-10):	7	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	8 / 7	Length of status:	8y 2m
Credit score:	700-719 (Jul-2010)	Total credit lines:	25	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$6,694	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	78%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	greenback-position	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
used car loan
Purpose of loan:
Buy used pickup truck

My financial situation:
I am a good candidate for this loan because?
If you look at my credit report I pay my bills on time.
Monthly net income: $ 4000

Monthly expenses: $
??Housing: $ 1600
??Insurance: $ 150
??Car expenses: $ 0
??Utilities: $150
? Phone, cable, internet: $ 150
??Food, entertainment: $?200?
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 200
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466824
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$904.72

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1991	Debt/Income ratio:	22%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 7	Length of status:	20y 1m
Credit score:	740-759 (Jul-2010)	Total credit lines:	31	Occupation:	Professional
Now delinquent:	1	Revolving credit balance:	$6,131	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	67%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	10
Screen name:	established-reward4	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Shortern Loan for Investment
Purpose of loan:
I have a home that I can purchase for $30,000.00 that appraise for $70,000.00. I have a buyer already in place. I can pull $10,000.00 from credit cards and lines of credit I already have I am short $20,000.00.

My financial situation:
I am a good candidate for this loan because as reflected in my credit report I pay my bills on a timely manner. And this will be a short term loan.
Monthly net income: $
$6,000,00
Monthly expenses: $
??Housing: $ 500.00????
??Insurance: $ 100.00
??Car expenses: $ 50.00
??Utilities: $ 100.00
??Phone, cable, internet: $ 135.00
??Food, entertainment: $
200.00??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 150.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466830
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1996	Debt/Income ratio:	39%
Basic (1-10):	2	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	5 / 5	Length of status:	3y 11m
Credit score:	640-659 (Jul-2010)	Total credit lines:	17	Occupation:	Social Worker
Now delinquent:	1	Revolving credit balance:	$5,655	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	102%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	4
Screen name:	dotsgooseberry	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	33 ( 100% )	640-659 (Latest)
Principal borrowed:	$10,000.00	< 31 days late:	0 ( 0% )	620-639 (Mar-2010) 740-759 (Mar-2007)
Principal balance:	$22.26	31+ days late:	0 ( 0% )
Total payments billed:	33
Description
Pay off Smaller debts to get free
Purpose of loan:
This loan will be used to?? Pay off all the little debts and get ahead and have financial freedom I have worked all my life and have got a little behind.

My financial situation:
I am a good candidate for this loan because? I am a hard worker and retired school teacher. I have just got a little behind and want to get cought up and have peace in knowing that I am on my way to financial freedom

Monthly net income: $ 4500.00

Monthly expenses: $
??Housing: $ 460.00
??Insurance: $ 150.00
??Car expenses: $?600.00
??Utilities: $ 0
??Phone, cable, internet: $ 80.00
??Food, entertainment: $ 200,00
??Clothing, household expenses $200.00?
??Credit cards and other loans: $ 400.00
??Other expenses: $ 0

Please Help a former teacher get finacial freedom!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466836
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.25%	Starting borrower rate/APR:	27.25% / 29.59%	Starting monthly payment:	$204.80

Auction yield range:	10.93% - 26.25%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2008	Debt/Income ratio:	7%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	3 / 3	Length of status:	7y 11m
Credit score:	680-699 (Jul-2010)	Total credit lines:	3	Occupation:	Professor
Now delinquent:	0	Revolving credit balance:	$165	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	18%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	refined-commerce	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting Married
Purpose of loan:

This loan will be used to?fund wedding expenses. While this would be my second marriage, it is my fianc??s first. I would like to give her the wedding she deserves.

My financial situation:I am a good candidate for this loan because I have stable employment and have virtually no outstanding indebtedness, meaning no other loan payments. Once we are married, my wife, a?psychologist,?will be able to contribute to the loan payment.

Monthly net income: $ 3,650.00

Monthly expenses: $ 1,765.00??

Housing: $ 600.00??
Insurance: $ 100.00??
Car expenses: $ 75.00??
Utilities: $ 50.00??
Phone, cable, internet: $ 125.00??
Food, entertainment: $ 600.00??
Clothing, household expenses $ 200.00??
Credit cards and other loans: $ 15.00??
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466842
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,400.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.93%	Starting monthly payment:	$63.33

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1991	Debt/Income ratio:	41%
Basic (1-10):	5	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	12 / 7	Length of status:	6y 1m
Credit score:	640-659 (Jul-2010)	Total credit lines:	29	Occupation:	Skilled Labor
Now delinquent:	0	Revolving credit balance:	$9,802	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	89%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	moola-auctioneer	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting everything into one loan
Purpose of loan:
This loan will be used to? get all my little bills, like Drs, dentist, car repair into one payment.

My financial situation:
I am a good candidate for this loan because? I have steady employment and just need to make my life simplified by consolidating all those agonying little monthy bills.

Monthly net income: $ 2000.00

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 123.00
??Car expenses: $ 260.00
??Utilities: $ 75.00
??Phone, cable, internet: $ 0
??Food, entertainment: $ 150
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 200.00
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466848
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.13%	Starting monthly payment:	$265.71

Auction yield range:	5.93% - 11.00%	Estimated loss impact:	5.18%
Lender servicing fee:	1.00%	Estimated return:	5.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2005	Debt/Income ratio:	32%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	12 / 11	Length of status:	6y 0m
Credit score:	760-779 (Jul-2010)	Total credit lines:	16	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$4,081	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	16%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	joyous-income6	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
BUY A HOUSE IN CASH
Purpose of loan:
This loan will be used to?
BUY A HOUSE
My financial situation:
I am a good candidate for this loan because?
I HAVE VERY GOOD WORK, RESPONSABLE AND GOOD CREDIT HISTORY
Monthly net income: $
4,000.00
Monthly expenses: $
??Housing: $ 500
??Insurance: $ 100
??Car expenses: $?370?
??Utilities: $ 100
??Phone, cable, internet: $? 100
??Food, entertainment: $? 150
lothing, household expenses $
??Credit cards and other loans: $ 200
ther expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466860
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	33.23%	Starting borrower rate/APR:	34.23% / 36.95%	Starting monthly payment:	$67.20

Auction yield range:	13.93% - 33.23%	Estimated loss impact:	15.53%
Lender servicing fee:	1.00%	Estimated return:	17.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1997	Debt/Income ratio:	36%
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	8 / 8	Length of status:	3y 7m
Credit score:	640-659 (Jul-2010)	Total credit lines:	53	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$13,181	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	100%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	active-credit033	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because I pay my bills on time. If I owe someone money you don't have to worry about not being paid. I have never faulted on a loan before in my life and I don't plan to start now.

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466866
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	13.00%	Starting borrower rate/APR:	14.00% / 16.16%	Starting monthly payment:	$119.62

Auction yield range:	3.93% - 13.00%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	10.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1982	Debt/Income ratio:	79%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	26 / 23	Length of status:	4y 11m
Credit score:	720-739 (Jul-2010)	Total credit lines:	44	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$43,918	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	61%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	protector669	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Goodbye Bank of America
This listing has a higher likelihood to fund and therefore does not include a description. If you would like additional information from this borrower, please ask a question in the Q&A section below.

The reason I need this loan is to begin paying off some of our credit card debt.Between myself and my husband our annual income is aprox. $122,000 - we do have a large amount of credit card debt but are working on crawling out.? We have three children, one of which just graduated from college, one going into college and a 13 yr old.? We presently are housing one parent with us and helping to care for two other elderly parents - all while working full time.? You could say we are part of the "sandwich generation" and are working to get through it.? - the good thing is, is that in 5 yrs we will be in great shape -?
We would like to start off by paying off two bank of america cards - they have raised rates and slashed lines with us never having a late payment. We know this is small, but it is a first step in getting out of debt - baby steps!
thank you!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466884
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.00%	Starting borrower rate/APR:	11.00% / 13.12%	Starting monthly payment:	$65.48

Auction yield range:	3.93% - 10.00%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1993	Debt/Income ratio:	31%
Basic (1-10):	9	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	16 / 12	Length of status:	23y 6m
Credit score:	760-779 (Jul-2010)	Total credit lines:	36	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$15,083	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	41%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	fairness-igloo1	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	760-779 (Latest)
Principal borrowed:	$10,000.00	< 31 days late:	0 ( 0% )	740-759 (Jun-2010) 760-779 (Aug-2009)
Principal balance:	$7,468.91	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Maintain good FICO Score For Refi
Purpose of loan:
This loan will be used to?Stay current on all bills/keep credit rating up?while in the process of getting?property refinanced to a lower rate.

My financial situation:
I am a good candidate for this loan because?
I pay solid attention to all of my outstanding debts (even in difficult circumstances)
Monthly net income: $ 5,300 (verifiable)

Monthly expenses: $
??Housing: $ 1811 (in second year of 10 year i/o then 20 years fixed at 6.5% pay off loan with savings from lower mortgage payment)
??Insurance: $ 96
??Car expenses: $ 100
??Utilities: $ 230
??Phone, cable, internet: $ 208
??Food, entertainment: $ 500
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 1450
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466902
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	21.75%	Starting borrower rate/APR:	22.75% / 25.02%	Starting monthly payment:	$578.69

Auction yield range:	16.93% - 21.75%	Estimated loss impact:	19.24%
Lender servicing fee:	1.00%	Estimated return:	2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2002	Debt/Income ratio:	71%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	7 / 6	Length of status:	1y 3m
Credit score:	680-699 (Jul-2010)	Total credit lines:	14	Occupation:	Food Service Manage...
Now delinquent:	0	Revolving credit balance:	$21,001	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	63%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	bold-direct-social	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Credit Cards
Purpose of loan:
This loan will be used to? Pay off existing loans to lump into one payment

My financial situation:
I am a good candidate for this loan because? I always pay monthly bills????????????

Monthly net income: $ 1800 before taxes
Monthly expenses: $
??Housing: $ 0
??Insurance: $?390 Health insurance
??Car expenses: $?75
??Utilities: $ 195
??Phone, cable, internet: $?115?
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $575?
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466920
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$277.32

Auction yield range:	10.93% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2006	Debt/Income ratio:	15%
Basic (1-10):	7	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 10	Length of status:	6y 1m
Credit score:	720-739 (Jul-2010)	Total credit lines:	16	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$938	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	6%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	macphersonp	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off a High Int Loan
Purpose of loan:
This loan will be used to pay off a high interest loan with a high interest lender.? I got cornered when the housing market and economy tanked a couple years ago and now I'm trying to make redections to the interest rates that were availavle at the time.

My financial situation:
I am a good candidate for this loan because I have never missed a payment (loan or credit card).? I've held a full time possition for over 6 yrs with my current company and over 15 yrs?in the same industry.

My Credit Situation:
I have spent the last 4 years building my credit history from scratch in the USA.? Not because?I had problems but because the US doesn't consider?history from Canada.? My 24+ years of credit history in Canada are unblemished.? I was able to use that to purchase a house in Dallas to start my credit history in the US.? Now?however, due to the economy there is no equity in my house and traditional lenders are requiering a MINIMUM of 5 yrs history in the US before they will even consider unsequred loans of any size.?

I'm not a risk.? Like I said I have never missed a payment and I don't plan on starting any time soon.
Information in the Description is not verified.